EXHIBIT 10.1


                             STOCK OPTION AGREEMENT

                  THIS STOCK OPTION AGREEMENT is made and entered into as of the date indicated on the signature page under "Date of Agreement" by and between MGIC Investment Corporation, a Wisconsin corporation (the "Company"), and the employee of Mortgage Guaranty Insurance Corporation whose signature is set forth on the signature page hereto (the "Employee").

                                  INTRODUCTION

     The Company is granting options to purchase shares of the Company's Common Stock, $1.00 par value per share (the "Stock"), to the Employee under the MGIC Investment Corporation 2002 Stock Incentive Plan, as amended (the "Plan") and this Agreement.

     This Agreement consists of this instrument and the Incorporated Terms Dated As of _________________________ to Stock Option Agreement (the "Incorporated Terms"), which although not attached to this instrument, are part of this Agreement and were provided to the Employee as indicated in Paragraph 1(b) below.

     The parties mutually agree as follows:

     1. (a) The Company hereby grants to the Employee the right and option (the "Stock Option") to purchase from the Company, on the terms and conditions herein set forth, the number of shares of Common Stock set forth on the signature page hereof after "Number of Shares" (the "Option Shares"), at a purchase price per share set forth on the signature page after "Option Price Per Share" (the "Option Price"), exercisable as hereinafter stated; provided, however, that such number of shares and/or Option Price is subject to adjustment as provided in
Section 6 of this Stock Option Agreement. The Stock Option shall be exercisable in whole or in part, to the extent provided in Section 4 hereof. The Stock Option is a nonstatutory stock option and not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     (b) The Incorporated Terms are incorporated in this instrument with the same effect as if they were physically set forth in this instrument. The Incorporated Terms and this instrument constitute a single agreement which is referred to as "this Agreement." The terms "herein," "hereof," "above" and similar terms used in this Agreement refer to this Agreement and not to this instrument or the Incorporated Terms. The Incorporated Terms were attached to an e-mail sent in _________________________ to the Employee from the Company's Secretary which included other documents relating to the Stock Option. The Company is hereby advising the Employee to print and retain a copy of the Incorporated Terms. The Employee agrees if there is any difference between the text of the Incorporated Terms received as indicated above and the text of the Incorporated Terms retained by the Company's Secretary in connection with the _________________________ meeting of the Management Development Committee, the text of the copy retained by the Secretary will control.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto affixed his hand and seal, all as of the day and year set forth below.

     Date of Agreement:  As of


                             MGIC INVESTMENT CORPORATION


                             By:__________________________________________
                             Title:  President and Chief Executive Officer



          Sign Here:  -->    _____________________________________________(SEAL)
                             Name of Employee:____________________________
                             Number of Shares:____________________________

                             Option Price Per Share:    $
                             Final Termination Date:
                             (See Section 4(b)(iv) of Incorporated Terms)


                                VESTING SCHEDULE
                    (See Section 4(a) of Incorporated Terms)

             Date:                         Percent Exercisable or Vested:
             ----                          -----------------------------

           Prior to                                      0%
                                                         20%
                                                         40%
                                                         60%
                                                         80%
                                                        100%


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